PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2013	2014
Cost:
Buildings	12,115	12,115
Leasehold improvements	4,190,693	4,916,270
Furniture, fixtures and equipment	619,200	742,682
Motor vehicles	820	820
	4,822,828	5,671,887
Less: Accumulated depreciation	(1,463,547)	(2,008,882)
	3,359,281	3,663,005
Construction in progress	274,758	244,338
Property and equipment, net	3,634,039	3,907,343